UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 9, 2019

OCH-ZIFF CAPITAL MANAGEMENT GROUP INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33805	26-0354783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)
212-790-0000
(Registrant’s Telephone Number, Including Area Code)
Och-Ziff Capital Management Group LLC
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Class A Shares	OZM	New York Stock Exchange

Item 2.02. Results of Operations and Financial Condition.
On May 9, 2019, Och-Ziff Capital Management Group Inc. (the “Company”) reported its financial results for the quarter ended March 31, 2019. A copy of the Company’s earnings release is attached as Exhibit 99.1 and is incorporated herein by reference.
The Company is making references to non-GAAP financial information in the earnings release and will make on the conference call the Company is hosting on May 9, 2019, to discuss its financial results for the quarter ended March 31, 2019. Reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures are contained in the earnings release. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with GAAP.
The information in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (“Exchange Act”) or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.
The Company files annual, quarterly and current reports, proxy statements and other information required by the Exchange Act with the U.S. Securities and Exchange Commission (“SEC”). The Company makes available free of charge on its website (www.ozm.com) its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and any amendments to those filings as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. The Company also uses its website (www.ozm.com) to distribute company information, and such information may be deemed material. Accordingly, investors should monitor the Company’s website, in addition to its press releases, SEC filings and public conference calls and webcast. The contents of the Company’s website is not, however, a part of this report.
Item 8.01. Other Events.
On May 9, 2019, the Company announced that its Board of Directors declared a dividend for the first quarter of 2019 of $0.37 per Class A share. The dividend is payable on May 28, 2019, to holders of record as of the close of business on May 20, 2019.
Class A Shareholders will receive a final Form K-1 for the period from January 1, 2019, through April 1, 2019. There can be no assurance that shareholders will receive sufficient distributions to satisfy payment of tax liabilities in respect of their membership interests in the Company, for such period. Distributions received after the Company’s change in tax classification to a corporation on April 1, 2019, will be treated as dividends and reported on Form 1099-DIV.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Earnings release of the Company, dated May 9, 2019, reporting financial results for the quarter ended March 31, 2019, and the announcement of a dividend.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP INC.
(Registrant)

By:	/s/ Thomas M. Sipp
Thomas M. Sipp
Chief Financial Officer and Executive Managing Director
May 9, 2019